First Guaranty Bancshares, Inc.

Investor Presentation

March 2017

Financial Information as of December 31, 2016 unless otherwise noted

Disclosures

This presentation has been prepared by First Guaranty Bancshares, Inc. (the "Company") solely for informational purposes based on its own information, as well as information from public sources. This presentation has been prepared to assist interested parties in making their own evaluation of the Company and does not purport to contain all of the information that may be relevant. In all cases, interested parties should conduct their own investigation and analysis of the Company.

Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication there has been no change in the affairs of the Company after the date hereof.

This presentation includes industry and market data that we obtained from periodic industry publications, third-party studies and surveys. Industry publications and surveys generally state that the information contained therein has been obtained from sources believed to be reliable. Although we believe the industry and market data to be reliable as of the date of this presentation, this information could prove to be inaccurate. Industry and market data could be wrong because of the method by which sources obtained their data and because information cannot always be verified with complete certainty due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. In addition, we do not know all of the assumptions regarding general economic conditions or growth that were used in preparing the forecasts from the sources relied upon or cited herein.

This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Management uses these "non-GAAP" measures in its analysis of our performance. Management believes that these non-GAAP financial measures allows for better comparability with prior periods, as well as with peers in the industry who provide a similar presentation, and provide a greater understanding of our ongoing operations.

These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

A reconciliation of the non-GAAP measures used in this presentation to the most directly comparable GAAP measures is provided in the Appendix to this presentation.

Financial information is based off of unaudited financial statements as of December 31, 2016 unless otherwise noted.

Forward Looking Statements

These slides and the accompanying oral presentation contain forward-looking statements, which can be identified by the use of words such as "estimate," "project," "believe," "intend," "anticipate," "assume," "plan," "seek," "expect," "will," "may," "should," "indicate," "would," "believe," "contemplate," "continue," "target" and words of similar meaning. These forward-looking statements include, but are not limited to:

- statements of our goals, intentions and expectations;
- statements regarding our business plans, prospects, growth and operating strategies;
- statements regarding the asset quality of our loan and investment portfolios; and
- estimates of our risks and future costs and benefits.

These forward-looking statements are based on our current beliefs and expectations and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. We are under no duty to and do not take any obligation to update any forward-looking statements after the date of this presentation.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements:

- our ability to manage our operations under the current economic conditions nationally and in our market area;
- adverse changes in the financial industry, securities, credit and national local real estate markets (including real estate values);
- risks related to a high concentration of loans secured by real estate located in our market area;
- the impact of the Premier Bancshares acquisition if consummated;
- our ability to enter new markets successfully and capitalize on growth opportunities;
- significant increases in our loan losses, including as a result of our inability to resolve classified and non-performing assets or reduce risks associated with our loans, and management's assumptions in determining the adequacy of the allowance for loan losses;
- credit risks of lending activities, including changes in the level and trend of loan delinquencies and write-offs and in our allowance for loan losses and provision for loan losses;
- competition among depository and other financial institutions;
- our success in increasing our commercial real estate and commercial and industrial lending;

Forward Looking Statements (cont'd)

- our ability to attract and maintain deposits and our success in introducing new financial products;
- our ability to improve our asset quality even as we increase our commercial real estate and commercial and industrial lending;
- changes in interest rates generally, including changes in the relative differences between short-term and long-term interest rates and in deposit interest rates, that may affect our net interest margin and funding sources;
- fluctuations in the demand for loans;
- technological changes that may be more difficult or expensive than expected;
- changes in consumer spending, borrowing and savings habits;
- declines in the yield on our assets resulting from the current low interest rate environment;
- changes in laws or government regulations or policies affecting financial institutions, including the Dodd-Frank Act and the JOBS Act, which could result in, among other things, increased deposit insurance premiums and assessments, capital requirements, regulatory fees and compliance costs, particularly the new capital regulations, and the resources we have available to address such changes;
- changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the Financial Accounting Standards Board, the Securities and Exchange Commission or the Public Company Accounting Oversight Board;
- changes in our compensation and benefit plans, and our ability to retain key members of our senior management team and to address staffing needs in response to product demand or to implement our strategic plans;
- loan delinquencies and changes in the underlying cash flows of our borrowers;
- the impairment of our investment securities;
- our ability to control costs and expenses, particularly those associated with operating as a publicly traded company;
- the failure or security breaches of computer systems on which we depend;
- the ability of key third-party service providers to perform their obligations to us; and
- other economic, competitive, governmental, regulatory and operational factors affecting our operations.

Because of these and a wide variety of other uncertainties, many of which are beyond our control, our actual future results may be materially different from the results indicated by these forward-looking statements.

Summary Financial Overview

Overview

- Headquartered in Hammond, LA and originally founded in Amite, LA in 1934
- Operates 21 banking facilities primarily located in the Hammond, Baton Rouge, Lafayette, and Shreveport-Bossier City MSAs
- **12/31/2016 TBV / share of $15.95, 2016 EPS of $1.85 and dividend of $0.64 per share**
- **Market Capitalization of $182MM at December 31, 2016**

Financial Highlights (December 31, 2016)

Metric	Value
Total Assets	$1.50 billion
Total Gross Loans	$949 million
Total Deposits	$1.33 billion
Tangible Common Equity	$121 million
EPS	$1.85
ROAA	0.97%
ROATCE	11.64%
Efficiency Ratio	56.85%
Leverage Ratio	8.68%
Total RBC Ratio	12.79%
Tangible Common Equity / Tangible Assets	8.10%

Source: Company Filings

History

Overview

- Modern history begins in 1993 with the recapitalization of First Guaranty by a group of investors led by Marshall T. Reynolds

Dollars in millions	Snapshot (Then and Now)		
Metrics	**1993**	**2016**	**CAGR**
Total Assets:	$158.8	$1,500.9	10.3%
Net Loans:	$103.5	$937.8	10.1%
Book Value Per Share[1]:	$3.70[2]	$39.54	10.5%
Branches	6	21	

Corporate Timeline

- **1934** – First Guaranty Bank founded in Amite, LA
- **1993** – Investor group led by Marshall T. Reynolds invests $3.6M as part of a recapitalization
- **1999** – Announces acquisition of First Southwest Bank
- **2001** – Announces acquisition of Woodlands Bancorp, Inc.
- **2007** – Announces acquisition of Homestead Bancorp, Inc. First Guaranty Bancshares, Inc. formed
- **2009** – Alton Lewis becomes CEO
- **2010** – Announces acquisition of Greensburg Bancshares, Inc.
- **2015** – IPO completed / SBLF Preferred Stock redeemed
- **2016** – 94th consecutive quarterly dividend declared as of November 17, 2016
- **2017** – Announced Acquisition of Premier Bancshares, Inc.

(1) Source: Company filings, excludes the impact of stock splits and stock dividends
(2) Book value per share as of March 31, 1993 post-recapitalization

Historical BV/Share Growth Excluding the Impact of Stock Splits and Stock Dividends



Historical Book Value/Share Growth
$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
39.54
10.5% CAGR
3.70
1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016

(1) Estimated book value per share as of March 31, 1993 post-recapitalization
Source: Company filings, excludes the impact of stock splits and stock dividends

Cash Dividends on Common Stock

(in Thousands)



Cash Dividends on Common Stock
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
4,870
200
1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016

Source: Company filings

Insider Shareholder Base

- First Guaranty has strong insider ownership.
- Over 42% of our shares are owned by insiders.

Insider Name	Title
Marshall T. Reynolds	Chairman of the Board
William K. Hood	Director
Edgar R. Smith, III	Director
Glenda B. Glover	Director
Alton B. Lewis, Jr.	Vice Chairman, President & CEO
Eric John Dosch	Treasurer, Secretary & CFO

Market Opportunity and Branch Locations

Hammond MSA

- Major transportation hub
- Distribution hub for Wal-Mart and Winn Dixie
- Home of Southeastern Louisiana University (enrollment ~15,400)
- 2016-2021 projected population growth of 5.09%
- 2016-2021 projected income growth of 7.34%

Baton Rouge MSA

- Baton Rouge is the second largest city by population and the largest by deposits in Louisiana
- Hub of the Southeast petro chemical industry
- Political hub of the state of Louisiana
  State government is the largest employer
- Home of Louisiana State University (enrollment ~30,000)
- 2016-2021 projected income growth of 10.81%



LSU
EXXON
IBM
DOW
Walmart
Winn Dixie
Southeastern
Shreveport
Minden
Ruston
Monroe
Homer
Bernice
Farmerville
Bastrop
Lake Providence
Yazoo City
Canton
Ridgeland
Jackson
Vicksburg
Monticello
Tallulah
Delhi
Ringgold
Jonesboro
Columbia
Winnsboro
Wisner
Stonewall
Mansfield
Cotton Valley
Many
San Augustine
Hemphill
Leesville
Fort Polk
Burkeville
Jasper
De Ridder
Oakdale
Merryville
Kirbyville
Oberlin
Ville Platte
Opelousas
Eunice
Kinder
De Quincy
Buna
Lumberton
Lake Charles
Welsh
Jennings
Crowley
Lafayette
Beaumont
Hackberry
Port Arthur
Sabine Pass
Cameron
Lake Arthur
Kaplan
Abbeville
New Iberia
Pecan Island
Vermilion Bay
Franklin
Patterson
Morgan City
Thibodaux
Houma
Larose
Vacherie
New Orleans
LaPlace
Donaldsonville
Plaquemine
Baton Rouge
Baker
Livonia
Melville
St Francisville
Woodville
Liberty
Franklinton
Amite
Covington
Mandeville
Killian

Sources: SNL Financial, First Guaranty management, North Louisiana Economic Partnership

Market Opportunity and Branch Locations

Shreveport MSA

- Diversified economy; employment services, government, education, and wholesale / retail trade
- Barksdale Air Force Base is largest employer with 10,284 employees
- Contains Las Vegas-style gaming industry
- 2016-2021 projected income growth of 4.20%
- $44,698 2016 median household income

Lafayette MSA

- Lafayette is the third largest city by population and deposits in Louisiana
- Home of University of Louisiana-Lafayette (enrollment ~17,500)
- Healthcare, government, retail, and mining are the top employing industries in the area
- 2016-2021 projected income growth of 11.77%

Lake Charles MSA

- Lake Charles is the fifth largest incorporated city in the state of Louisiana
- Home of McNeese State University (enrollment of ~7,444)
- Axiall Corporation and Lotte Chemical Corporation's combined $3 billion investment in two new manufacturing plans in Lake Charles will create 215 jobs
- $38,256 2015 median household income



Harrah's
LOUISIANA DOWNS
WILLIS-KNIGHTON HEALTH SYSTEM
MCNEESE STATE UNIVERSITY
LOTTE CHEMICAL
SHAWCOR
Schlumberger
Shreveport
Lafayette
Lake Charles
Baton Rouge
New Orleans
Jackson
Beaumont

Sources: SNL Financial, First Guaranty management, North Louisiana Economic Partnership

Branch Footprint

Hammond MSA

- 8 offices (including headquarters)
- **35.3% deposit market share (Ranked #1)[1]**
- Includes all of Tangipahoa Parish

Baton Rouge MSA

- 5 offices
- 1.2% deposit market share (Ranked #8)[1]

Shreveport MSA

- 3 offices
- 2.0% deposit market share (Ranked #13)[1]
- Bossier and Caddo Parishes are primary focus
- Branch under construction in Bossier County

Lafayette MSA

- 1 office
- 1.2% deposit market share (Ranked #17)[1]


First Guaranty (21)
Shreveport
Bossier City
Ruston
Monroe
Alexandria
Lafayette
Lake Charles
Beaumont
Port Arthur
New Iberia
New Orleans
Jackson
Vicksburg
Natchez
Covington
Mandeville
Franklinton
Houma
Thibodaux
Opelousas
Natchitoches

(1) Market share data as of June 30, 2016
Source: SNL Financial, Federal Deposit Insurance Corporation

Premier Bancshares Branch Footprint

Dallas / Forth Worth

- 5 offices
- Dallas Metro Area is the 4th Largest in U.S.
- Population over 7 million

- Fort Worth Population: 812,238
- Garland Population: 235,501
- Mckinney Population : 156,767
- Waco Population: 130,194
- Denton Population: 128,205



Decatur
Bridgeport
Denton
Mckinney
Frisco
Farmersville
Allen
Plano
Springtown
Grapevine
Garland
Royse City
Quinlan
Azle
Irving
Fort Worth
Dallas
Arlington
Terrell
Benbrook
DeSoto
Kaufman
Mansfield
Burleson
Kemp
Waxahachie
Cleburne
Ennis
Grandview
Glen Rose
Rice
Carl's Corner
Corsicana
Walnut Springs
Kopperl
Hillsboro
Angus
Whitney
Meridian
Abbott
Dawson
Hubbard
Clifton
Wortham
Fairfield
Valley Mills
Mexia
Teague
Bellmead
Waco
Crawford
Mart
Groesbeck
Woodway

Premier Bancshares Acquisition

- Expansion into strong and rapidly growing markets
- SBA Lending in both Texas and Louisiana
- Logical extension of Northwest LA market
- Loan and Deposit diversification
- Acquisition is subject to regulatory and shareholder approval

Community Involvement

★ **First Guaranty is a strong contributor to the communities we serve.**

- Contributes over 2.0% of net earnings to the community.
- Contributed $415,000 to our local communities in 2016.
- Every employee contributes at least four hours of community service annually.
- In 2016, our employees have volunteered a total of 2,183 hours
- Worked with Southeastern Louisiana University on their National Community Bank Case Study Competition – they came in 1st Place.



community | giving back
working together
FGB
gives
back

Source: Company filings

Products & Services



Consumer Loans & Mortgages
1-4 Family
Multifamily
Agricultural Loans
Customer Offerings
Checking & Savings Accounts
Commercial Loans
CRE
C&I
Owner Occupied
Online Banking and Bill Pay
MyFGB App
MiBY
Interactive Teller Machine

August 2016 Flood

Resilient Strong Determined


Denham Springs



Bossier City


Dukedale
Blanchard
Red Chute
Haughton
Bossier City
Barksdale Air Force Base
Sligo
Koran
Forbing



About Bossier

- **Population:** 67,472[1]
- **Median age:** 31.8 years[1]
- **Median Household Income:** $47,103[1]
- One of the fastest growing school districts in LA[2]

[1] www.census.gov
[2] www.bossierschools.org

2016 Highlights

- Total 2016 Earnings to Common Shareholders of $14,093,000.
- Increased loan to deposit ratio to 72% at 12/31/2016. Continued to transition from securities into higher yielding loans.
- Net interest margin expanded to 3.39% for 2016 compared to 3.26% for 2015.
- Loans grew by 12.8% or $107.3MM.
- Loan interest income grew by $3.0MM.
- Interest expense grew by $1.5MM. $1.4MM was due to debt used to refinance SBLF.
- Flood expenses impacted earnings by $275,000 pretax or $0.02 EPS.

Source: Company filings

2016 Net Income Highlights

- Net Income = **$14,093,000**
- Dividends Paid to Common Shareholders = **$4,870,000**
- 2016 Earnings Per Common Share = **$1.85**
- Return on Average Assets: **0.97%**
- Return on Common Shareholders' Equity: **11.18%**

Source: Company filings

Increasing Earnings Power

Net Income Available for Common Shareholders ($000)



14.1% CAGR
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$10,830
$14,121
$14,093
2014
2015
2016

Loan Interest Income ($000)



$46,000
$45,000
$44,000
$43,000
$42,000
$41,000
$40,000
$39,000
$38,000
$37,000
$36,000
$39,787
$42,536
$45,495
2014
2015
2016

Net Interest Margin



3.45%
3.40%
3.35%
3.30%
3.25%
3.20%
3.15%
3.10%
3.05%
3.00%
2.95%
3.11%
3.26%
3.39%
2014
2015
2016

TCE/TA



9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
6.37%
7.89%
8.10%
2014
2015
2016

Source: Company Filings

Loan Portfolio

Total Gross Loans ($million)



$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$790
$842
$949
2014
2015
2016

Loan Portfolio (12/31/2016)



Consumer & Other, 6.6%
Farmland, 2.2%
C&D, 8.9%
1-4 Family, 14.2%
Multifamily, 1.3%
C&I, 20.4%
Agricultural, 2.5%
Non-farm Non-Residential, 43.9%

Total Gross Loans: $948.9 million
Yield on Loans: 5.16%

Non-farm Non-residential CRE Portfolio (12/31/2016)



Owner Occupied, 31.4%
Non-owner Occupied, 68.6%

Top CRE Lending Industries
Hotel / Motel
Retail
Industrial & Warehouse
Manufacturing
Office Buildings

Loan / Deposit Improvement



80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
57.6%
64.9%
71.6%
2014
2015
2016

Source: Company Filings

First Guaranty Loan Portfolio Credit Quality

NPAs / Assets


1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.67%
1.27%
0.99%
1.51%
1.48%
2012
2013
2014
2015
2016

NCOs / Avg. Loans


0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.45%
0.38%
0.45%
0.44%
0.23%
2012
2013
2014
2015
2016

Loan Loss Reserves / Gross Loans


1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.64%
1.47%
1.15%
1.12%
1.17%
2012
2013
2014
2015
2016

Reserves / NPAs


70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
43.94%
56.72%
60.74%
42.74%
50.04%
2012
2013
2014
2015
2016

Source: Company Filings

Deposits

Individual and Business Deposits at 12/31/16[1]



Noninterest-bearing 30.1%
Interest-bearing 16.2%
Savings 10.0%
Time 43.7%

Total Deposits: $723.3 million

Individual and Business Deposits at 12/31/15[1]



Noninterest-bearing 27.6%
Interest-bearing 15.0%
Savings 8.7%
Time 48.7%

Total Deposits: $752.2 million

- Expanded lower cost non-maturity deposits year over year.

(1) Individual and Business Deposits based on average balances, excluding Public Fund Deposits
Source: Company filings

Investment Portfolio & Asset/Liability

- First Guaranty has been reducing the percentage of securities as a portion of total assets in recent years and concentrating on higher yielding loans

Securities as Percentage of Balance Sheet



45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
42.2%
37.4%
33.3%
2014
2015
2016

Loan / Deposit Improvement



80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
57.6%
64.9%
71.6%
2014
2015
2016

Source: SNL Financial, Company filings

Strategy and Opportunity

- **Continuing to strengthen the balance sheet by moving more assets into higher yielding loans and reducing securities**
  - 72% of deposits currently used to fund loans as of December 31, 2016
  - Loans grew by $107.3MM
  - Investment portfolio is positioned to efficiently fund loan growth
  - Net Interest Margin has continued to expand
- **High quality loan growth is a focus and priority for First Guaranty**
  - Eight new lenders have been hired in the past two years
  - Continue to expand new equipment leasing business which was put into place in 2014
  - Expand 1-4 family residential lending
  - Continue our focus on expanding First Guaranty's USDA , FSA and SBA lending businesses. Accelerate SBA Lending with Premier Acquisition.
  - Credit quality is First Guaranty's highest priority

Strategy and Opportunity (cont'd)

- **First Guaranty is positioned to operate in the most desirable markets in Louisiana**
  - Operates in major MSAs along interstates I-55, I-12, I-10 and I-20
- **New expansion into Texas market**
- **Leverage existing branch footprint to increase deposit market share**
  - New loans are being priced to encourage multiple relationships
  - Expanded cash management services
  - New Ponchatoula branch opened. Construction has begun on new Bossier Branch.
- **Focus on Strategic partnerships while continuing to grow core bank**

Investing in First Guaranty

- **Double digit loan growth since 2011**
- **Earnings growth over 12% per year since 2014**
- **First Guaranty has a long history of TBV growth and has been a consistent dividend payer**
- **Chairman has long history of creating shareholder value, and both he and the board are fully aligned with shareholder interests**
- **Potential for First Guaranty to be included in national index such as the Russell 3000**

Appendix

Historical Balance Sheets

(Dollars in thousands)	Year Ended December 31,					
	2011	**2012**	**2013**	**2014**	**2015**	**2016**
Assets						
Cash and due from banks	43,812	83,342	60,819	44,365	36,690	17,840
Federal funds sold	68,630	2,891	665	210	582	271
Cash and cash equivalents	112,442	86,233	61,484	44,575	37,272	18,111
Interest-earning time deposits with banks	0	747	747	10,247	997	0
Available for sale, at fair value	520,497	600,300	484,211	499,808	376,369	397,473
Held to maturity, at cost	112,666	58,943	150,293	141,795	169,752	101,863
Investment securities	633,163	659,243	634,504	641,603	546,121	499,336
Federal Home Loan Bank stock, at cost	643	1,275	1,835	1,621	935	1,816
Loans, held for sale	0	557	88	0	0	0
Loans, net of unearned income	573,100	629,500	703,166	790,321	841,583	948,921
Allowance for loan losses	8,879	10,342	10,355	9,105	9,415	11,114
Net loans	564,221	619,158	692,811	781,216	832,168	937,807
Premises and equipment, net	19,921	19,564	19,612	19,211	22,019	23,519
Goodwill	1,999	1,999	1,999	1,999	1,999	1,999
Intangible assets, net	2,811	2,413	2,073	1,733	1,394	1,056
Other real estate, net	5,709	2,394	3,357	2,198	1,577	359
Accrued interest receivable	8,128	6,711	6,258	6,384	6,015	7,039
Other assets	4,829	7,009	11,673	8,089	9,256	9,904
Total Assets	**1,353,866**	**1,407,303**	**1,436,441**	**1,518,876**	**1,459,753**	**1,500,946**
Liabilities						
Noninterest-bearing demand	167,925	192,232	204,291	207,969	213,203	231,094
Interest-bearing demand	289,408	348,870	391,350	432,294	409,209	479,810
Savings	57,452	63,062	65,445	74,550	81,448	97,280
Time	692,517	648,448	642,013	657,026	592,010	517,997
Total deposits	1,207,302	1,252,612	1,303,099	1,371,839	1,295,870	1,326,181
Short-term borrowings	12,223	14,746	5,788	1,800	1,800	6,500
Accrued interest payable	3,509	2,840	2,364	1,997	1,707	1,931
Long-term borrowings	3,200	1,100	500	1,455	25,824	22,100
Junior subordinated debentures	0	0	0	0	14,597	14,630
Other liabilities	1,030	1,821	1,285	2,202	1,731	5,255
Total Liabilities	1,227,264	1,273,119	1,313,036	1,379,293	1,341,529	1,376,597
Equity[1]						
Preferred Stock	39,435	39,435	39,435	39,435	0	0
Common Stock	6,923	6,923	6,923	6,923	7,609	7,609
Surplus	51,646	51,646	51,646	51,646	61,584	61,584
Treasury	0	(54)	(54)	(54)	0	0
Retained earnings	24,131	30,183	34,589	41,392	49,932	59,155
Accumulated other comprehensive income	4,467	6,048	(9,134)	241	(901)	(3,999)
Total Equity	126,602	134,181	123,405	139,583	118,224	124,349
Total Liabilities & Shareholder's Equity	**1,353,866**	**1,407,300**	**1,436,441**	**1,518,876**	**1,459,753**	**1,500,946**

Source: Company filings

Historical Income Statements

(Dollars in thousands)	Year Ended December 31,					
	2011	2012	2013	2014	2015	2016
Income Statement						
Interest Income	54,609	55,195	50,886	53,297	56,079	58,532
Interest Expense	15,118	13,120	11,134	9,202	8,608	10,140
Net Interest Income	39,491	42,075	39,752	44,095	47,471	48,392
Provision for Loan Losses	10,187	4,134	2,520	1,962	3864	3,705
Service charges, commissions and fees	4,596	4,770	4,640	4,438	4,515	4,247
Net gains on securities	3,531	4,868	1,571	295	3300	3,799
Loss on securities impairment	(97)	0	0	0	0	0
Net gain (loss) on sale of loans	114	(68)	(70)	(12)	4	14
Net gain (loss) on sale of assets	1	(109)	0	0	0	0
Gain on acquisition	1,665	0	0	0	0	0
Other Noninterest Income	1,463	1,679	1,337	1,456	1,137	1,395
Total Noninterest Income	11,273	11,140	7,478	6,177	8,956	9,455
Salaries and employee benefits	12,529	13,668	14,368	15,840	15,496	16,577
Occupancy & Equipment	3,473	3,713	3,949	3,928	3,845	4,242
Other Expense	12,819	13,780	12,670	11,826	11,754	12,066
Total Noninterest Expense	28,821	31,161	30,987	31,594	31,095	32,885
Net Income before Taxes	11,756	17,920	13,723	16,716	21,468	21,257
Provision for Taxes	3,723	5,861	4,577	5,492	6,963	7,164
Net Income	8,033	12,059	9,146	11,224	14,505	14,093
Preferred Dividends	(1,976)	(1,972)	(713)	(394)	384	0
Net Income Avail to Common	**6,057**	**10,087**	**8,433**	**10,830**	**14,121**	**14,093**

Source: Company filings

Reconciliation of Non GAAP Financial Measures

	At December 31,					
	2011	2012	2013	2014	2015	2016
Tangible common equity						
Total stockholders' equity	$126,602	$134,181	$123,405	$139,583	$118,224	$124,349
Adjustments:						
Series C preferred stock	(39,435)	(39,435)	(39,435)	(39,435)	0	0
Goodwill	(1,999)	(1,999)	(1,999)	(1,999)	(1,999)	(1,999)
Acquisition intangibles	(2,608)	(2,257)	(1,938)	(1,618)	(1,298)	(978)
Tangible common equity	$82,560	$90,490	$80,033	$96,531	$114,927	$121,372
Common shares outstanding	6,923,205	6,920,022	6,920,022	6,920,022	7,609,194	7,609,194
Book value per common share	$12.59	$13.69	$12.13	$14.47	$15.54	$16.34
Tangible book value per common share	$11.93	$13.08	$11.57	$13.95	$15.10	$15.95
Tangible assets						
Total assets	$1,353,866	$1,407,303	$1,436,441	$1,518,876	$1,459,753	$1,500,946
Adjustments:						
Goodwill	(1,999)	(1,999)	(1,999)	(1,999)	(1,999)	(1,999)
Acquisition intangibles	(2,608)	(2,257)	(1,938)	(1,618)	(1,298)	(978)
Tangible assets	$1,349,259	$1,403,047	$1,432,504	$1,515,259	$1,456,456	$1,497,969
Tangible common equity to tangible assets	6.12%	6.45%	5.59%	6.37%	7.89%	8.10%
Total equity to total assets	9.35%	9.53%	8.59%	9.19%	8.10%	8.29%
Return on average tangible common equity						
Net income	$8,033	$12,059	$9,146	$11,224	$14,505	$14,093
Net income available for common shareholders	6,057	10,087	8,433	10,830	14,121	14,093
Adjustments:						
Amortization of intangible assets and goodwill impairments (tax effected at 35.0%)	185	228	208	208	208	208
Average tangible common equity	78,362	88,128	86,524	91,187	105,332	122,901
Average total equity	108,321	131,991	130,053	134,397	147,142	126,036
Return on average tangible common equity	7.97%	11.70%	9.99%	12.10%	13.60%	11.64%
Return on average equity	7.42%	9.14%	7.03%	8.35%	9.86%	11.18%

Source: Company filings